SUMMARY PROSPECTUS FOR NEW INVESTORS

April 30, 2025

Personal Retirement Annuity

Issued by Empire Fidelity Investments Life Insurance Company®

(“EFILI”)

This Summary Prospectus summarizes key features of the Personal Retirement Annuity (“PRA”), an individual, deferred, flexible premium variable annuity contract.

Before you invest, you should also review the prospectus for PRA, which contains more information about PRA’s features, benefits, and risks. You can find this document and other information about PRA online at www.dfinview.com/Fidelity/PUFT/PRA. You can also obtain this information at no cost by calling 1-800-634-9361 or by sending an email to filifunddocuments@fidelity.com.

Important Disclosures:

The Contract is a complex investment and involves risks, including risk of loss. It is not a short-term investment and is not suitable for an investor who needs ready access to cash. The taxable portion of a distribution will generally be taxed as ordinary income and may be subject to a penalty tax if received before age 59 1⁄2.

EFILI’s obligations and guarantees under the Contract are subject to EFILI’s financial strength and claims-paying ability.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

Accumulation Phase - The Accumulation Phase starts when you purchase your Contract and ends on the Annuity Date, when the Income Phase starts.

Accumulation Unit - A unit of interest in a Subaccount.

Accumulation Unit Value - The value of a particular Accumulation Unit at a particular time.

Annuitant or Annuitants - The person(s) designated by the Owner(s) to receive monthly annuity income payments.

Annuity Date - A date selected by the Owner(s) for annuity income payments to begin. This date can be as late as the first day of the calendar month following the oldest Owner’s 90th birthday. Once annuity income payments begin, Owners have no rights in the Contract.

Base Contract Expenses - also referred to as “Contract Charges” - Expenses that we assess daily at an annual effective rate against the assets of each Subaccount, comprised of a Mortality and Expense Risk Charge and an Administrative Charge.

Beneficiary or Beneficiaries - The person or persons who receive proceeds from the Contract if all the Owners die before the Annuity Date.

Code - The Internal Revenue Code of 1986, as amended.

Contract - The annuity contract described in this prospectus.

Contract Anniversary - The same month and day as the Contract Date in each later year.

Contract Date - The date your Contract becomes effective. We show this date in your Contract.

Contract Value - The total amount attributable to a Contract at any time before annuity income payments begin.

Contract Year - A year that starts on the Contract Date or a Contract Anniversary and ends at the close of business on the day before the next Contract Anniversary.

Death Benefit - A benefit equal to the Contract Value that applies if any Owner (or Annuitant for a trust owned Contract) dies before the Annuity Date.

Exchanges - Transfers of values among the Subaccounts.

Free Look Period - The limited period of time after you purchase your Contract that you can cancel it and return it for a refund.

Funds - The mutual fund portfolios in which the Subaccounts invest.

Income Phase - The Income Phase starts on the Annuity Date and represents the period of time the Contract makes annuity income payments.

Non-qualified Annuity - An annuity contract that does not qualify as an individual retirement annuity under Section 408(b) of the Code.

Owner(s) - also “You” or “you” - The one or two persons who have the ownership rights and privileges under the Contract before the Annuity Date. In general, two people may purchase a Contract only if they are spouses.

Purchase Payment(s) - The amount(s) you invest in a Contract before any deduction for premium taxes. This term includes the Initial Purchase Payment in return for which we issue your Contract and any additional Purchase Payments you make later.

Subaccounts - The divisions of the Variable Account to which you may allocate Contract Value. Each Subaccount invests exclusively in the shares of one Fund.

Total Return - A measure of the investment performance for a Subaccount from one Valuation Period to the next.

Valuation Period - The period of time between one determination of the value of Accumulation Units to the next determination. We make determinations as of the close of business of the New York Stock Exchange (normally 4 p.m. Eastern Time) each day that the Exchange is open for trading.

Variable Account - Empire Fidelity Investments Variable Annuity Account A.

You or you - The one or two persons who own a Contract. Once the Contract is issued, the Owner(s) may not be changed, except that if a Contract has one Owner at the time of issue, that Owner may add a second Owner.

OVERVIEW OF THE CONTRACT

What is this Contract designed to do and who could it be appropriate for?

PRA is designed to provide long-term, tax-deferred accumulation of assets through investments in a variety of Subaccounts during the Accumulation Phase. It can also supplement your retirement income by providing a stream of income payments during the Income Phase. This Contract may be appropriate if you desire to accumulate assets on a tax-deferred basis, are already maximizing contributions to employer sponsored plans and IRA accounts and have a long-term investment horizon.

If you elect to pay advisory fees from the Contract to a third-party investment advisory firm, then this deduction will reduce the Contract Value and Death Benefit and may be subject to federal and state income taxes and a 10% federal penalty tax. See 1. Principal Risks of Investing in the Contract in the Prospectus.

How do I accumulate assets in this contract and receive income from the Contract?

Your Contract has two phases: 1) an Accumulation Phase; and 2) an Income Phase, beginning on the Annuity Date.

•	Accumulation Phase

To help you accumulate assets, you invest your Purchase Payments in one or more of the Subaccounts. The value of the money you invest in any Subaccount will vary with the performance of the single mutual fund portfolio (the “Fund”) in which the Subaccount invests. Each Fund has its own investment strategies, investment advisers, expense ratios, and returns. Information about the Funds is provided in Appendix A: Funds Available Under the Contract.

•	Income Phase

During the Income Phase, the Contract pays a stream of guaranteed income payments to the Annuitant(s) beginning on the Annuity Date. For a Contract issued to one Owner, we pay monthly fixed annuity income to the Annuitant(s) beginning on the Annuity Date if the Owner is still alive on the Annuity Date. For a Contract issued to two Owners, we pay monthly fixed annuity income if either (1) both Owners are alive on the Annuity Date or (2) one Owner is alive on the Annuity Date and the surviving Owner was the deceased Owner’s spouse at the time of death and elected to continue the Contract as his or her own. However, Owners have no rights once annuity income payments begin.

Income payments continue until all the Annuitants are no longer living, or for 120 monthly payments, whichever is longer. To provide annuity income, on the Annuity Date all Accumulation Units in the Subaccounts are redeemed and the money is transferred to our general account. Thereafter, the Contract’s Death Benefit terminates and there is no ability to make withdrawals.

What are the other primary features of the Contract?

Other primary contract features:

•

Accessing your money: During the Accumulation Phase, you have full access to your money. You can choose to withdraw your Contract Value at any time (although certain withdrawals prior to age 59 1⁄2 may be subject to a tax penalty equal to 10% of the amount treated as taxable income).

•

Tax treatment: You can Exchange money between Subaccounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings, if any, are taxed as ordinary income when received in the form of a withdrawal, annuity income payment, or other form of distribution.

•

Death benefit: Your Contract includes a standard Death Benefit that will pay your designated Beneficiaries the Contract Value if all the Owners die during the Accumulation Phase. Please note poor investment performance and withdrawals can significantly reduce this benefit.

•

Automatic Annuity Builder: At no additional charge, you may use Automatic Annuity Builder to make periodic, pre-authorized Purchase Payments by electronic funds transfers from your checking or savings account, or by transfers from your Fidelity Investments brokerage account.

•

Dollar Cost Averaging and Automatic Rebalancing: At no additional charge, you may use Dollar Cost Averaging to make automatic monthly Exchanges from either the Government Money Market Subaccount or the Investment Grade Bond Subaccount (the “Source Option”), but not both, to any of the other Subaccounts you select (the “Destination Options”). Alternatively, at no additional charge, you may use Automatic Rebalancing, which on a periodic basis automatically rebalances the Subaccounts you select to help you maintain your specified allocation mix.

•

Systematic Withdrawal Program: At no additional charge, you may use our Systematic Withdrawal Program to schedule periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual, or annual basis.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS				Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?	No
Are There Transaction Charges?	Although we do not currently intend to charge for Exchanges, we reserve the right to impose a charge if you make Exchanges on more than six days during a calendar year. The charge will be not more than $15 for each additional day on which you make an Exchange.			Fee Tables
Are There Ongoing Fees and Expenses?	Yes, the table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. The Annual Charges do not reflect any advisory fees that may be paid by you to a third-party investment advisory firm from your Contract. If such advisory fees were reflected, the fees and expenses disclosed below would be higher. Please refer to your Contract Schedule page for information about the specific fees you will pay each year based on the options you have elected.			Fee Tables 8. Current Charges and Other Deductions Appendix A: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract Expenses	0.25%[1,2]	0.25%[1,2]
	Subaccounts (Fund fees and expenses)	0.09%[3]	2.44%[3]

[1] As a percentage of the average Contract Value.
[2] You will be assessed Base Contract Expenses of 0.10% (hereafter referred to as “lower Contract Charges”) if (1) you purchase a Contract on or after September 7, 2010 with an Initial Purchase Payment of $1,000,000 or more, or (2) your Contract Value equals $1,000,000 or more on or after September 7, 2010 and at that time we are offering the Contract to new applicants at the lower Contract Charges.
[3] As a percentage of the net assets of each Subaccount.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
	Lowest Annual Cost $327	Highest Annual Cost $2,312
	Assumes	Assumes

•  Investment of $100,000

•  5% annual appreciation

•  0.25% Base Contract Expenses

•  Least expensive combination of Fund fees and expenses

•  No advisory fees paid to third-party investment advisory firms

•  No additional Purchase Payments, transfers or withdrawals

•  Investment of $100,000

•  5% annual appreciation

•  0.25% Base Contract Expenses

•  Most expensive combination of Fund fees and expenses

•  No advisory fees paid to third-party investment advisory firms

•  No additional Purchase Payments, transfers or withdrawals

RISKS			Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes, an investor can lose money by investing in the Contract.		1. Principal Risks of Investing in the Contract 2(a). EFILI and the Variable Account 2(b). The Funds
Is This a Short-Term Investment?	No, the Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. This is because the benefits of tax deferral are more advantageous to investors with a long-time horizon. Investors with a short time horizon may not benefit. Furthermore, the taxable portion of a distribution will generally be taxed as ordinary income and may be subject to a penalty tax if received before age 59 1⁄2.		1. Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?

•  An investment in the Contract is subject to the risk of poor performance of the Subaccount(s).

•  Performance will vary based on the performance of the Subaccount(s) you select.

•  Each Subaccount will have its own unique risks.

•  You should review each Fund’s prospectus carefully before making an investment decision.

1. Principal Risks of Investing in the Contract 2(a). EFILI and the Variable Account 2(b). The Funds
What Are the Risks Related to the Insurance Company?	The Contract is issued by and subject to the risks related to Empire Fidelity Investments Life Insurance Company (“EFILI, “we”, or “us”). The obligations, guarantees, and benefits of the Contract are subject to EFILI’s claims-paying ability. EFILI has an A+ Financial Strength Rating from AM Best as of February 12, 2025.		1. Principal Risks of Investing in the Contract 2(a). EFILI and the Variable Account

RESTRICTIONS		Location in Prospectus
Are There Restrictions on the Investment Options?

Yes, the following restrictions may apply:

•  During all or part of the Free Look Period, we reserve the right to invest your Purchase Payments in the Government Money Market Subaccount.

•  You cannot exchange less than $250 from any Subaccount except that if you have less than $250 in a Subaccount you may exchange the entire amount.

•  Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchase or Exchanges.

•  We have the right to eliminate Subaccounts, to combine two or more Subaccounts, or to substitute a new mutual fund for the mutual fund in which a Subaccount invests.

3(a). Purchase of a Contract 5(a). General Procedures for Making Exchanges 5(f). EFILI Policies Regarding Frequent Trading 11(a). Changes in Subaccounts
Are There any Restrictions on Contract Benefits?

Yes, there are:

•  We will not pay any Beneficiary their portion of the Death Benefit until we have determined the number of Beneficiaries entitled to receive payment and received all required forms in good order.

•  We reserve the right to modify or terminate certain benefits available under the Contract.

4. Benefits Available Under the Contract

TAXES		Location in Prospectus
What Are the Contract’s Tax Implications?

•  The Contracts are not offered in connection with Individual Retirement Accounts (“IRAs”) or qualified plans of any kind.

•  Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•  Under current law, you will not be taxed on increases in the value of your Contact until a distribution occurs. The taxable portion of a distribution will generally be taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1⁄2.

1. Principal Risks of Investing in the Contract 3(a). Purchase of a Contract 9. Tax Considerations

CONFLICTS OF INTEREST		Location in Prospectus
How Are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this Contract to you in the form of commissions. This financial incentive may influence your investment professional to recommend this Contract over another investment.	2(b). The Funds 2(c). Selling the Contracts
Should I Exchange My Contract?	Your investment professional may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	“Replacement of Contracts” under 3(a). Purchase of a Contract

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract. A detailed description of each benefit is included in the prospectus.

Standard Benefits

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Upon death of an Owner (or Annuitant in the case of a trust owned contract) prior to the Annuity Date, provides a benefit to the Beneficiary(ies). The Death Benefit is the then-current Contract Value on the date we receive due proof of death and all of our required forms fully completed.	None

There is no guaranteed minimum death benefit.

We will not pay any Beneficiary until we have determined the number of Beneficiaries entitled to receive payment.

Any advisory fees you pay from the Contract to a third- party investment advisory firm will be treated as a withdrawal and, like any other withdrawal, will reduce the Contract Value and Death Benefit.

Automatic Annuity Builder	Allows for periodic, pre-authorized Purchase Payments from a checking or savings account, or a Fidelity Investments brokerage account.	None	Minimum transfer amount is $100. We reserve the right to restrict participation if there is insufficient funds to complete a transfer.

Dollar Cost Averaging	Allows for automatic monthly Exchanges from one of two Subaccounts (the Source Options) to any other Subaccount (the Destination Option).	None	Minimum transfer amount is $250. May not be used at the same time as Automatic Rebalancing. We reserve the right to modify or terminate this benefit.

Automatic Rebalancing	Helps to maintain a specified allocation mix among Subaccounts.	None	May not be used at the same time as Dollar Cost Averaging. We reserve the right to modify or terminate this benefit.

Systematic Withdrawal Program	Allows for periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual, or annual basis.	None	Contract Value must be at least $10,000 to begin this program. We reserve the right to modify or terminate this benefit.

BUYING THE CONTRACT

Application and Initial Purchase Payment:

To purchase a Contract, you must complete an application and you must generally make an Initial Purchase Payment of at least $10,000. If you are purchasing a Contract by exchanging one or more annuity contracts or life insurance policies, you may purchase the Contract with a combination of (1) a check or other form of immediate payment of at least $250 and (2) assignment of your existing annuity contract or life insurance policy. The total value of the immediate payment and the existing annuity contract or life insurance policy must be at least $10,000.

Once we receive your completed application in a form acceptable to us, we will apply the Initial Purchase Payment to the purchase of a Contract within two business days after we receive the application and Initial Purchase Payment at our Annuity Service Center. The address of our Annuity Service Center is P.O. Box 770001, Cincinnati, Ohio 45277-0051. The date that we credit your Initial Purchase Payment and your Contract becomes effective is called the Contract Date.

Contributing to a Contract:

You may add money to a Contract before the Annuity Date if all the Owners are still living. The smallest additional Purchase Payment we will accept is generally $250. You may also make regular monthly additional Purchase Payments of at least $100 by authorizing your bank to make regular transfers to us from your checking or savings account, or by authorizing regular transfers from your Fidelity Investments brokerage account. See Automatic Annuity Builder under 4. Benefits Available Under the Contract in the Prospectus.

You may make a telephone, mail, or Internet request to make an additional Purchase Payment by moving money from your Fidelity mutual fund or Fidelity brokerage “core” account, or other eligible Fidelity Investments accounts. You may also request to make an additional Purchase Payment by moving money from your bank account. Any Contracts and accounts between which money will be transferred must have at least one owner’s name in common.

An additional Purchase Payment that you invest in any Subaccount(s) will be credited to your Contract based on the next computed Accumulation Unit Value(s) for those Subaccount(s) after we receive your payment at our Annuity Service Center. See Accumulation Units under 3(c). Purchase Payments in the Prospectus.

We may limit the amount of any Initial or Additional Purchase Payment.

Investment Allocation of Your Purchase Payments:

You choose how to allocate your Purchase Payments among the Subaccounts.

For the Initial Purchase Payment, you choose the allocation on the application.

For any additional Purchase Payment, you may send written allocation instructions to us at our Annuity Service Center. You may also provide instructions through our website, www.fidelity.com, but only if they are in accordance with our then current rules. We do not accept instructions by fax. You may indicate whether your allocation instructions apply (1) only to the current additional Purchase Payment or (2) to the current additional Purchase Payment and all future additional Purchase Payments. If you do not indicate that your instructions apply to all future additional Purchase Payments then we will apply them only to the current additional Purchase Payment.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Any time before the Annuity Date, you may make a complete withdrawal of your entire Contract Value. You must send us written instructions from all the Owners to make a complete withdrawal. Your Contract will terminate once the withdrawal has been processed.

You may also make telephone, mail, or internet requests for partial withdrawals of $500 or more before the Annuity Date. You may not make a partial withdrawal that would reduce your Contract Value to less than $5,000. Additional limitations apply to Withdrawals by telephone or internet. See 6. Making Withdrawals in the Prospectus. You may also use our Systematic Withdrawal Program to schedule periodic withdrawals.

If you request a partial withdrawal in an amount that is less than the total you have in all the Subaccounts, you may choose the dollar amount or percentage to be withdrawn from each Subaccount. If you do not specify where we should take the money for a partial withdrawal, we will take it proportionately from all the Subaccounts.

Withdrawals will reduce the Contract Value and Death Benefit. The taxable portion of a withdrawal will generally be taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1⁄2.

Withdrawals are calculated based on the next computed Accumulation Unit Value(s) after we receive the withdrawal request at the Annuity Service Center. We will normally pay you the net amount of any withdrawal within seven days after we receive the withdrawal request at the Annuity Service Center. The net amount is the amount of the withdrawal less any taxes withheld.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay while you own the Contract. Please refer to your Contract Schedule page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any advisory fees that may be paid by you to a third-party investment advisory firm from the Contract. If such advisory fees were reflected, the fees and expenses disclosed below would be higher.

The first table describes the fees and expenses that you will pay at the time that you transfer Contract Value between Subaccounts. State premium taxes may also be deducted.

Transaction Expenses	Current Charge	Maximum Charge
Transfer Fee	None	$15.00A

A

Although we do not currently intend to charge for Exchanges, we reserve the right to impose a charge if you make Exchanges on more than six days during a calendar year. The charge will be not more than $15 for each additional day on which you make an Exchange. If your only Exchange on a given day results from Dollar Cost Averaging or Automatic Rebalancing, or because of a transfer from the Government Money Market Subaccount at the end of the Free Look Period, this will not count against the six-day limit.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses	Maximum Charge
Base Contract Expenses[1,2] (as a percentage of the average Contract Value)	0.25%

[1]

Base Contract Expenses are the total of two separate charges, a Mortality and Expense Risk Charge and an Administrative Charge. You may also see Base Contract Expenses referred to as “Total Separate Account Annual Expenses”.

[2]

You will be assessed Base Contract Expenses of 0.10% (hereafter referred to as “lower Contract Charges”) if (1) you purchase a Contract on or after September 7, 2010, with an Initial Purchase Payment of $1,000,000 or more, or (2) your Contract Value equals $1,000,000 or more on or after September 7, 2010, and at that time we are offering the Contract to new applicants at the lower Contract Charges (See 8(c). Automatic Contract Charge Reduction in the Prospectus). Contracts funded with Purchase Payments from different sources (e.g., other annuity contracts or investments) will be issued with the lower Contract Charges only if the amount of the Initial Purchase Payment applied to the Contract on the Contract Date is $1,000,000 or more and is received by us on or after September 7, 2010.

We reserve the right to terminate the lower Contract Charges for new applicants at any time. We also reserve the right to terminate the availability of the lower Contract Charges to existing Owners in the event we decide to cease offering the lower Contract Charges to new applicants. You should not purchase a Contract based on the expectation that we will still be offering new Contracts at the lower Contract Charges if your Contract Value reaches $1,000,000 or more at some time in the future.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.09%	2.44%
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements)	0.09%	2.28%[1]

[1]	This reflects temporary reductions to Fund expenses.

Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include annual Contract expenses and annual Fund expenses, but do not reflect any advisory fees that may be paid by you to a third-party investment advisory firm from the Contract. If such fees were reflected, the below expenses would be higher.

This example assumes that you invest $100,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year, 0.25% Base Contract Expenses, and the maximum annual Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown immediately below, regardless of whether you annuitize, make a full withdrawal, or continue your Contract at the end of each of the periods shown:

1 year	3 years	5 years	10 years
$2,721	$8,353	$14,249	$30,221

APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.dfinview.com/Fidelity/PUFT/PRA. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge or any advisory fees that you may pay to a third-party investment advisory firm from the Contract. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks high total investment return	BlackRock Global Allocation V.I. Fund Adviser: BlackRock Advisors, LLC Subadviser: BlackRock (Singapore) Limited and BlackRock International Limited	0.91%*	9.09%	5.84%	5.43%
Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity® Variable Insurance Product (“VIP”) Asset Manager 50% Portfolio† Adviser: Fidelity Management & Research Company LLC	0.60%	8.36%	5.56%	5.58%
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity® VIP Asset Manager 70% Portfolio†† Adviser: Fidelity Management & Research Company LLC	0.71%	10.73%	7.37%	6.98%
Seeks income and capital growth consistent with reasonable risk	Fidelity® VIP Balanced Portfolio Adviser: Fidelity Management & Research Company LLC	0.50%	15.83%	10.76%	9.54%
Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio Adviser: Fidelity Management & Research Company LLC	0.14%	1.21%	-0.46%	—
Seeks capital appreciation	Fidelity® VIP Communication Services Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	33.89%	15.30%	12.61%

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Consumer Discretionary Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	24.59%	13.38%	12.20%
Seeks capital appreciation	Fidelity® VIP Consumer Staples Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	5.45%	6.59%	7.08%
Seeks long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio Adviser: Fidelity Management & Research Company LLC	0.63%	33.70%	16.95%	13.53%
Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.40%	16.82%	10.49%	8.54%
Seeks capital appreciation	Fidelity® VIP Dynamic Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	0.70%	25.42%	16.28%	12.96%
Seeks capital appreciation	Fidelity® VIP Emerging Markets Portfolio Adviser: Fidelity Management & Research Company LLC	0.96%	9.90%	4.26%	5.96%
Seeks capital appreciation	Fidelity® VIP Energy Portfolio Adviser: Fidelity Management & Research Company LLC	0.68%	4.20%	12.33%	4.37%
Seeks reasonable income while also considering the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity® VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.55%	15.26%	10.00%	9.13%
Seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies	Fidelity® VIP Extended Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.13%	12.31%	8.80%	—

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Financials Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	32.74%	13.30%	11.31%
Seeks a high level of current income	Fidelity® VIP Floating Rate High Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.77%	8.36%	5.51%	4.85%
Seeks high current income and, as a secondary objective, capital appreciation	Fidelity® VIP FundsManager® 20% Portfolio Adviser: Fidelity Management & Research Company LLC	0.51%*	5.53%	2.96%	3.32%
Seeks high current income and, as a secondary objective, capital appreciation	Fidelity® VIP FundsManager® 30% Portfolio Adviser: Fidelity Management & Research Company LLC	0.55%*	6.42%	—	—
Seeks current income as well as total return. The fund also considers the potential for capital appreciation	Fidelity® VIP FundsManager® 40% Portfolio Adviser: Fidelity Management & Research Company LLC	0.59%*	7.46%	—	—
Seeks high total return	Fidelity® VIP FundsManager® 50% Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%*	8.51%	5.75%	5.85%
Seeks high total return	Fidelity® VIP FundsManager® 60% Portfolio Adviser: Fidelity Management & Research Company LLC	0.66%*	9.58%	6.57%	6.67%
Seeks high total return	Fidelity® VIP FundsManager® 70% Portfolio Adviser: Fidelity Management & Research Company LLC	0.68%*	10.88%	7.55%	7.46%
Seeks high total return	Fidelity® VIP FundsManager® 85% Portfolio Adviser: Fidelity Management & Research Company LLC	0.71%*	12.51%	8.73%	8.60%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity® VIP Government Money Market Portfolio Adviser: Fidelity Management & Research Company LLC	0.28%	5.08%	2.31%	1.60%

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio Adviser: Fidelity Management & Research Company LLC	0.63%	30.30%	18.84%	16.54%
Seeks high total return through a combination of current income and capital appreciation	Fidelity® VIP Growth & Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.56%	22.18%	13.29%	11.31%
Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio Adviser: Fidelity Management & Research Company LLC	0.65%	38.77%	18.67%	18.13%
Seeks capital appreciation	Fidelity® VIP Health Care Portfolio Adviser: Fidelity Management & Research Company LLC	0.67%	5.05%	5.38%	7.88%
Seeks capital appreciation	Fidelity® VIP Hedged Equity Portfolio** Adviser: Fidelity Diversifying Solutions LLC	—	—	—	—
Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.85%*	9.05%	2.74%	4.13%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.09%	24.90%	14.40%	12.99%
Seeks capital appreciation	Fidelity® VIP Industrials Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	23.54%	12.35%	10.23%
Seeks capital appreciation	Fidelity® VIP International Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	0.86%	8.12%	6.80%	8.20%
Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets	Fidelity® VIP International Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.17%	5.11%	4.10%	—

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks as high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio Adviser: Fidelity Management & Research Company LLC	0.42%	1.75%	0.41%	1.89%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2010 Portfolio Adviser: Fidelity Management & Research Company LLC	0.43%	5.27%	3.45%	4.59%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2015 Portfolio Adviser: Fidelity Management & Research Company LLC	0.47%	6.43%	4.28%	5.32%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2020 Portfolio Adviser: Fidelity Management & Research Company LLC	0.50%	7.65%	5.10%	5.96%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2025 Portfolio Adviser: Fidelity Management & Research Company LLC	0.52%	8.46%	5.72%	6.47%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2030 Portfolio Adviser: Fidelity Management & Research Company LLC	0.56%	9.40%	6.44%	7.23%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2035 Portfolio Adviser: Fidelity Management & Research Company LLC	0.61%	10.94%	—	—
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2040 Portfolio Adviser: Fidelity Management & Research Company LLC	0.66%	12.93%	—	—
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2045 Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	13.74%	—	—

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2050 Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	13.80%	—	—
Seeks high total return with a secondary objective of principal preservation	Fidelity® VIP Investor Freedom IncomeSM Portfolio Adviser: Fidelity Management & Research Company LLC	0.40%	4.31%	2.45%	3.41%
Seeks capital appreciation	Fidelity® VIP Materials Portfolio Adviser: Fidelity Management & Research Company LLC	0.75%	-2.54%	8.88%	5.44%
Seeks long-term growth of capital	Fidelity® VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	17.40%	11.26%	9.13%
Seeks long-term growth of capital	Fidelity® VIP Overseas Portfolio Adviser: Fidelity Management & Research Company LLC	0.81%	4.97%	5.67%	6.24%
Seeks above average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity® VIP Real Estate Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	6.40%	2.12%	3.85%
Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity® VIP Strategic Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.67%	5.97%	2.77%	3.56%
Seeks capital appreciation	Fidelity® VIP Technology Portfolio Adviser: Fidelity Management & Research Company LLC	0.65%	35.49%	23.72%	21.83%
Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks	Fidelity® VIP Total Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.12%	23.69%	13.75%	—

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Utilities Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	28.89%	9.47%	9.69%
Seeks capital appreciation	Fidelity® VIP Value Portfolio Adviser: Fidelity Management & Research Company LLC	0.68%	11.25%	12.00%	9.90%
Seeks capital appreciation	Fidelity® VIP Value Strategies Portfolio Adviser: Fidelity Management & Research Company LLC	0.67%	9.37%	12.13%	9.56%
Seeks income	Franklin U.S. Government Securities VIP Fund Adviser: Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%
Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers	Invesco V.I. Global Core Equity Fund Adviser: Invesco Advisers, Inc. Subadviser: Invesco Canada, Ltd.	0.99%	16.85%	7.85%	7.19%
Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio Adviser: Lazard Asset Management LLC	1.15%*	7.68%	3.29%	3.52%
Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Variable Insurance Fund, Inc. (“Morgan Stanley”) Emerging Markets Debt Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.10%*	11.23%	0.89%	2.92%
Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.25%*	7.82%	1.29%	3.08%
Seeks total return	Morgan Stanley Global Strategist Portfolio Adviser: Morgan Stanley Investment Management Inc.	0.90%*	7.47%	4.12%	4.45%

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks maximum real return, consistent with prudent investment management	PIMCO Variable Insurance Trust (“VIT”) CommodityRealReturn® Strategy Portfolio Adviser: Pacific Investment Management Company LLC	2.28%*	4.16%	7.10%	1.65%
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Low Duration Portfolio Adviser: Pacific Investment Management Company LLC	0.67%	4.50%	1.08%	1.28%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO VIT Real Return Portfolio Adviser: Pacific Investment Management Company LLC	1.07%	2.13%	1.93%	2.16%
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Total Return Portfolio Adviser: Pacific Investment Management Company LLC	0.79%	2.53%	-0.03%	1.53%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Templeton Global Bond VIP Fund Adviser: Franklin Advisers, Inc.	0.75%*	-11.37%	-4.85%	-2.03%

Each Fidelity Subaccount invests in Investor Class shares of each Fund except for the VIP Index 500 Portfolio, VIP Bond Index Portfolio, VIP Extended Market Index Portfolio, VIP International Index Portfolio and VIP Total Market Index Portfolio which invest in Initial Class shares of each Fund.

*	This Fund’s current expenses reflect temporary fee reductions. See the Fund’s prospectus for additional information.
†	Prior to May 1, 2025, the fund was named Fidelity® VIP Asset Manager Portfolio.
††	Prior to May 1, 2025, the fund was named Fidelity® VIP Asset Manager: Growth Portfolio.
**	Effective May 1, 2025, the Fidelity® VIP Hedged Equity Portfolio was added to the Contract.

This Summary Prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI), both dated April 30, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Edgar Contract Identifier: C000024026

PRA-ISP-0425

1.9919748.100